UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

SCOLR Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24693 (Commission File Number)	91-1689591 (IRS Employer Identification No.)

3625 132nd Avenue SE
Suite 300
Bellevue, Washington 98006
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 373-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2004, SCOLR Pharma, Inc. announced its third quarter 2004 financial results. A copy of the press release containing the announcement is attached as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR, INC.
November 12, 2004	By:	/s/ Daniel O. Wilds
Daniel O. Wilds
President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SCOLR Pharma, Inc. dated November 12, 2004

3